Exhibit 24

                                POWER OF ATTORNEY
                            (Registration Statement)


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director or both of UnionBanCal Corporation, a California corporation, does hereby make, constitute and appoint John H. McGuckin, Jr. and Morris W. Hirsch, or either of them, as the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-4 relating to the proposed issuance of common stock by UnionBanCal Corporation in connection with Union Bank of California, N.A.'s business combination with First Western Bank and any and all amendments thereto, including without limitation pre-effective and post-effective amendments thereto and any additional Registration Statement or Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; such Registration Statements and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in such matter as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts, each of which shall constitute an original.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney as of the date written below.



Dated:  March 18, 2002





                NAME                                     TITLE
                ----                                     -----

       /S/ NORIMICHI KANARI                 President, Chief Executive Officer
       --------------------                           and Director
           Norimichi Kanari                   (Principal Executive Officer)


       /S/ DAVID I. MATSON                     Executive Vice President
       -------------------                    and Chief Financial Officer
           David I. Matson                   (Principal Financial Officer)

       /S/ DAVID A. ANDERSON              Senior Vice President and Controller
       ---------------------                 (Principal Accounting Officer)
           David A. Anderson


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       /S/ L. DALE CRANDALL                             Director
       --------------------
           L. Dale Crandall

       /S/ RICHARD D. FARMAN                            Director
       ---------------------
           Richard D. Farman

       /S/ STANLEY F. FARRAR                            Director
       ---------------------
           Stanley F. Farrar

       /S/ RICHARD C. HARTNACK                          Director
       -----------------------
           Richard C. Hartnack

       /S/ KAORU HAYAMA                                 Director
       ----------------
           Kaoru Hayama

       /S/ MONICA C. LOZANO                             Director
       --------------------
           Monica C. Lozano

       /S/ MARY S. METZ                                 Director
       ----------------
           Mary S. Metz

       /S/ RAYMOND E. MILES                             Director
       --------------------
           Raymond E. Miles

       /S/ J. FERNANDO NIEBLA                           Director
       ----------------------
           J. Fernando Niebla

       /S/ CHARLES R. RINEHART                          Director
       -----------------------
           Charles R. Rinehart

       /S/ CARL W. ROBERTSON                            Director
       ---------------------
           Carl W. Robertson

       /S/ TAKAHARU SAEGUSA                             Director
       --------------------
           Takaharu Saegusa

       /S/ ROBERT M. WALKER                             Director
       --------------------
           Robert M. Walker



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